UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2013

Date of Report (Date of earliest event reported)

AMC ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8747	43-1304369
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

920 Main Street

Kansas City, Missouri 64105-1977

(Address, including zip code, of registrant’s

principal executive offices)

(816) 221-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2013, we announced our unaudited financial results for the periods December 30, 2011 through December 31, 2012 (“CY 2012”) and the fifty-two weeks ended December 29, 2011 (“CY 2011”).  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

We are also furnishing to the Commission as Exhibit 99.2 to this Current Report on Form 8-K certain other reconciling information for CY 2012 and CY 2011, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 7.01 Regulation FD Disclosure.

On March 13, 2013, we announced our financial results for CY 2012 and CY 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

We are also furnishing to the Commission as Exhibit 99.2 to this Current Report on Form 8-K certain other reconciling information for CY 2012 and CY 2011, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company Announcing Unaudited Results for CY 2012 and CY 2011.

99.2	Reconciliations furnished pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date: March 13, 2013	By:	/s/ CRAIG R. RAMSEY
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company Announcing Unaudited Results for CY 2012 and CY 2011.

99.2	Reconciliations furnished pursuant to Item 2.02.